BLACKROCK ETF TRUST

iShares Large Cap Core Active ETF

(the “Fund”)

Supplement dated November 7, 2024

to the Summary Prospectus and Prospectus of the Fund,

dated October 19, 2023, as amended to date

Effective immediately, the following changes are made to the Summary Prospectus and Prospectus of the Fund:

The section of the Summary Prospectus and the Prospectus entitled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Ibrahim Kanan, Sam Console and Sally Du (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kanan has been Portfolio Manager of the Fund since March 2024. Mr. Console and Ms. Du have been Portfolio Managers of the Fund since November 2024.

The section of the Prospectus entitled “More Information About the Fund — Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Ibrahim Kanan, Sam Console and Sally Du are jointly and primarily responsible for the day-to-day management of the Fund.

Ibrahim Kanan has been with BlackRock since 2014. Mr. Kanan has been employed by BFA or its affiliates as a portfolio manager since 2021 and has been a Portfolio Manager of the Fund since March 2024.

Sam Console has been with BlackRock since 2014. Mr. Console has been employed by BFA or its affiliates as a portfolio manager since 2021 and has been a Portfolio Manager of the Fund since November 2024.

Sally Du has been with BlackRock since 2007. Ms. Du has been employed by BFA or its affiliates as a portfolio manager since 2021 and has been a Portfolio Manager of the Fund since November 2024.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.